Exhibit 99.1

The Sustainable Green Team, LTD. Files Form 10-12G, Shares Results from its Annual Shareholder Meeting, and Expands Executive Team

Orlando, FL (June. 12, 2023) The Sustainable Green Team, LTD. (OTCQX: SGTM) (“SGTM” or the “Company”), a provider of environmentally conscious solutions in the arbor care, disposal, and recycling industries announced today that it has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form 10-12G (the “Form-10”), shares results from their June 9, 2023 first Annual Shareholder Meeting (the “Meeting”), and expands executive team.

Form-10 Filing

The Form 10 has been filed on June 12, 2023, utilizing the Company’s Fiscal 2022 YE audited financials, and period ended March 31, 2023 financials This registration statement is expected to become effective automatically sixty (60) days from the date of the original filing (the “Effective Date”), pursuant to Section 12(g)(1) of the Exchange Act. As of the Effective Date, the Company will become subject to the reporting requirements of Section 13(a) under the Exchange Act and will be required to file annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and it will be required to comply with all other obligations of the Exchange Act applicable to issuers filing registration statements pursuant to Section 12(g) of the Exchange Act. The registration statement is available on the SEC’s website at www.sec.gov and includes information regarding the Company’s business.

Annual Shareholder Meeting Results

On June 9, 2023, 9:00am E.T., the Company hosted its first Annual Shareholder Meeting with approximately 91% of its common stock shareholders in attendance based on its May 12, 2023 record date. The Meeting resulted with the election of Tony Raynor, Bradford B. Baker, and Colleen McAleer to serve as directors of the Board of Directors until the Company’s 2024 Annual Stockholders Meeting, or until their successors are elected and qualified. Furthermore, the Meeting resulted on ratifying BF Borgers CPA PC as the Company’s auditors.

Executive Team Expansion

On June 8, 2023, the Company’s Board of Directors appointed Brian Rivera as Senior Vice President of Development and Strategy.

Mr. Rivera has been with the Company since March 2020 working alongside the CEO as his Executive Assistant. He has been instrumental to the Company since day one assisting and shadowing the CEO, Tony Raynor. Mr. Rivera has been involved in every role within the Company from managing divisions, strategizing partnerships and growth, hiring and coaching staff, educating the public, leading key meetings, and streamlining communication within.

“I am pleased to announce that we have filed our FORM-10 and feel confident that we will achieve full reporting status with the SEC within this summer.” Commented Tony Raynor, SGTM’s CEO. “I was impressed with our first annual shareholder meeting having over 90% of our loyal shareholders participate.” Mr. Raynor ends with, “Since day one, Brian Rivera has worked by my side and been a key to our success. I can’t think of any better individual for our new Senior Vice President of Development and Strategy. The team and I are beyond proud of Brian and welcome him into the executive team!”

About The Sustainable Green Team, Ltd.

The Company is a wholesale manufacturer and national supplier of wood-based mulch, soil, including the soil amendment products: HumiSoil® and XLR8® and are lumber products. The Company sells directly to mass merchandisers, home centers, hardware stores, nurseries, garden centers, convenience stores, food stores, and wholesale distributors. The Company’s primary corporate objective is to provide a solution for the treatment and handling of tree debris that has been historically sent to local landfills and disposal sites, creating an environmental burden and pressure on disposal sites around the nation.

To learn more, please visit: https://www.thesustainablegreenteam.com/ or visit SGTM’s YouTube Channel.

Cautionary Note Regarding Forward-Looking Statements

This news release contains forward-looking statements included within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected future financial position, results of operations, cash flows, financing plans, business strategy, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, including words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements and involve risks, uncertainties and contingencies, many of which are beyond our control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements, whether as a result of new information, future events or otherwise.

Company Contact

Nickolas S. Tabraue

Chief Compliance Officer and

Chief Investor Relations

(786) 375-7281

ntabraue@sgtmltd.com